CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated April 9, 1998, included in this form 10-KSB into the Company's previously filed Form S-3 Registration Statements (File Nos.
33-59055 and 33-65421).


                                                  s/ BDO Seidman, LLP
                                                  ------------------------------
                                                  BDO SEIDMAN, LLP
April 9, 1998